INVESCO VARIABLE INVESTMENT FUNDS, INC.
                            INVESCO VIF - Growth Fund
                 (Formerly, INVESCO VIF - Blue Chip Growth Fund)

                            Supplement to Prospectus
                              Dated April 30, 2001

The section of the Prospectus entitled "Portfolio Managers" is amended to (1) delete the section in its entirety, and (2) substitute the following in its place:

     Team Management is primarily responsible for the day-to-day management of the Fund's portfolio holdings. When we refer to Team Management without naming individual portfolio managers, we mean a system by which INVESCO's Large-Cap Growth Management Investment Team, for this purpose consisting of several members of the growth team including Timothy J. Miller, Fritz Meyer, and Peter M. Lovell, sets allocation of Fund assets and risk controls.

The date of this Supplement is March 18, 2002.